Form 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                                  June 18, 1999


                            WESTMORELAND COAL COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-752                    23-1128670
          --------                       -----                    ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    of incorporation or                  Number              Identification No.)
       organization)


2 North Cascade Avenue, 14th Floor, Colorado Springs, Colorado       80903
--------------------------------------------------------------       -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,
   including area code:                            719-442-2600
                                                   ------------

Item 5.     Other Events

     On June 11, 1999, the Virginia Supreme Court agreed to hear the appeal by Virginia Power of the December 2, 1998 decision of the Circuit Court of the City of Richmond, which was previously reported in Note 2 of the Form 10-Q for the quarter ended March 31, 1999.

Item 7.     Financial Statements and Exhibits

            (c) Exhibits

            Exhibit (3)(b) --  Bylaws as amended on June 18, 1999.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WESTMORELAND COAL COMPANY



Date: June 21, 1999                 /s/ Robert J. Jaeger
                                    --------------------------
                                    By: Robert J. Jaeger
                                    Senior Vice President-Finance
                                    and Treasurer

<PAGE 1>
EXHIBIT (3)(b)

                                                            As adopted 6/18/1999

                            WESTMORELAND COAL COMPANY
                            (A Delaware Corporation)

                                     BYLAWS


                                    ARTICLE 1

                                     OFFICES

                  Section 1.1. Registered Office. The registered office of the Company within the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

                  Section 1.2. Other Offices. The Company may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Company may require.


                                    ARTICLE 2

                            MEETINGS OF STOCKHOLDERS

                  Section 2.1. Place of Meetings. All meetings of the stockholders for the election of directors of the Company ("Directors") or for any other purpose shall be held in Colorado Springs, Colorado, or at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof.

                  Section 2.2. Annual Meeting. The annual meeting of stockholders shall be held on the second Tuesday in May of each year or on such other date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof. At such annual meeting, the stockholders shall elect, by a plurality vote, Directors and transact such other business as may properly be brought before the meeting.

                  Section 2.3. Special Meetings. Special meetings of stockholders, unless otherwise prescribed by statute, may be called at any time by the chief executive officer of the Company or a majority of the Board of Directors. The only business that may be conducted at a special meeting shall be that which is set forth in the notice of special meeting.

                  Section 2.4. Notice of Meetings. Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten nor more than sixty days before the date of the meeting. Notice shall be given personally or by mail and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Company. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice may also be given by nationally recognized overnight delivery services such as Federal Express, UPS or Airborne Express; in case notice is given by such service, notice shall be deemed given when deposited with any such service with which the Company or its agent has an account. Notice of any meeting shall not be required to be given to any person who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or who, either before or after the meeting, shall submit a signed written waiver of notice, in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

<PAGE 2>

                  Section 2.5. Advance Notice of Business. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 90 days nor more than 120 days in advance of the anniversary date of the preceding year's annual meeting of stockholders (or special meeting in lieu of an annual meeting), except that if no annual meeting (or special meeting in lieu of an annual meeting) was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the anniversary of the preceding year's annual meeting date (or date of the special meeting in lieu of an annual meeting), written notice of a stockholder proposal shall be delivered to the Secretary of the Company not later than the close of business on the 10th day following the first public announcement of the date of such annual meeting. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of stockholder's notice. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business and (e) a representation that the stockholder is a holder of record of shares of capital stock of the Company entitled to vote with respect to such business and intends to appear in person or by proxy at the meeting to propose the consideration of such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.5. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2.5, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For purposes of these by-laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Bloomberg, Reuters or comparable national news service, or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

<PAGE 3>

                  Section 2.6. Advance Notice of Nominees. Only persons who are nominated in accordance with the procedures set forth in this Section 2.6 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 2.6. For a nomination to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days in advance of the anniversary date of the preceding year's annual meeting of stockholders (or special meeting in lieu of an annual meeting), except that if no annual meeting (or special meeting in lieu of an annual meeting) was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the anniversary of the preceding year's annual meeting date (or date of the special meeting in lieu of an annual meeting), written notice of a nominee proposal shall be delivered to the Secretary of the Company not later than the close of business on the 10th day following the first public announcement of the date of such annual meeting and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not later than the close of business on the 10th day following the first public announcement of the date of such meeting. In no event shall the public announcement of an adjournment of any annual or special meeting commence a new time period for the giving of a stockholder's notice. A stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such nominee, (iv) a description of all agreements, arrangements or understandings between the stockholder and such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such stockholder, (v) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended and (vi) such nominee's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's books, of such stockholder, (ii) the class and number of shares of the capital stock of the Company which are beneficially owned by such stockholder and (iii) a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting for such nominee and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in this Section 2.6. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 2.6, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

<PAGE 4>

                  Section 2.7. List of Stockholders. The officer who has charge of the stock ledger of the Company shall prepare and make, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 2.8. Quorum, Adjournments. The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote thereat shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. If a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or, if after adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 2.9. Organization of Meetings. At each meeting of stockholders, the Chairman, if one shall have been elected, or, in his absence or if one shall not have been elected, the President, shall act as chairman of the meeting. If the Chairman (if one shall have been elected) and the President shall be absent or unable to act, any officer of the Company designated by the Chairman (if one shall have been elected) or the President (if a Chairman shall not have been elected) shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting shall act as secretary of the meeting and keep the minutes thereof.

                  Section 2.10. Conduct of Meetings. The agenda or order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be as determined by the chairman of the meeting and shall be announced at the meeting. The Board of Directors may to the extent not prohibited by law adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Company, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof and (iv) limitations on the time allotted to questions or comments by participants. Unless, and to the extent, determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

<PAGE 5>

                  Section 2.11. Voting. (a) Except as otherwise provided by statute or by or pursuant to the Certificate of Incorporation, each stockholder of the Company shall be entitled at each meeting of stockholders to one vote for each share of capital stock of the Company standing in his name on the record of stockholders of the Company:

                           (1)  on the  date  fixed as the record  date for  the
determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

                           (2)  if no such record date shall have been so fixed,
then at the close of business on the day next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held.

                  (b) Except as may otherwise be provided by statute, in the Certificate of Incorporation or these Bylaws:

                           (1)  Directors shall  be elected  by  the affirmative
votes of a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of Directors; and

                           (2)  In  all  matters  other  than  the  election  of
Directors, the affirmative vote of the majority of shares present in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

                  (c) Each stockholder entitled to vote at any meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact, but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. Any such proxy shall be delivered to the secretary of the meeting or his designee at or prior to the time designated in the order of business for so delivering such proxies.

                  (d) Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy.

<PAGE 6>

                  Section 2.12. Inspectors. The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors, who may be employees of the Company, to act at such meeting or any adjournment and make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspectors shall: (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at a meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election. Inspectors need not be stockholders.

                  Section 2.13. Consent Solicitation. (a) In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  (b) In the event of the delivery to the Company of a written consent or consents purporting to authorize or take corporate action and/or related revocations (such written consent or consents together with any related revocations is referred to in this section as a "Consent"), the Secretary of the Company shall provide for the safekeeping of such Consent and shall immediately appoint duly qualified and independent inspectors to: (i) conduct promptly such reasonable ministerial review as such inspectors deem necessary or appropriate for the purpose of ascertaining the sufficiency and validity of such Consent and all matters incident thereto, including whether holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; and (ii) deliver to the Secretary a written report regarding the foregoing. If after such investigation and report the Secretary shall determine that the Consent is valid and that holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent, that fact shall be certified on the records of the Company kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action.

<PAGE 7>

                  Section 2.14. Voting Rights of Holders of Series A Preferred Stock. Nothing in these Bylaws is intended to provide greater voting rights to the holders of the Series A Convertible Exchangeable Preferred Stock ("Series A Preferred Stock") than are required by applicable law or the Certificate of Incorporation.


                                    ARTICLE 3

                               BOARD OF DIRECTORS

                  Section 3.1. General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Company and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

                  Section 3.2. Number, Election, Term, etc. The number of Directors of the Company shall be fixed, from time to time, by the affirmative vote of a majority of the entire Board of Directors but in no event shall be less than five (5) or more than eleven (11), which number shall include the number of Preferred Stock Directors (as such term is defined in the Certificate of Incorporation). If no number is fixed by the Board, the number of Directors shall be seven (7), which number shall include the number of Preferred Stock Directors. The Directors shall be elected at the annual meeting of stockholders, and each Director shall be elected to hold office until the next annual meeting of stockholders and until his successor shall be elected and qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these Bylaws. Directors need not be stockholders.

                  Section 3.3. Vacancies. Any vacancy in the office of a Preferred Stock Director shall be filled in the manner specified in the Certificate of Incorporation. If any vacancy (other than a vacancy in the office of a Preferred Stock Director) or any new directorship is created by an increase in the authorized number of Directors, such vacancy or newly created directorship shall be filled by a majority vote of the Directors (other than the Preferred Stock Directors) then in office, even if less than a quorum.

                  Section 3.4. Resignations. Any Director of the Company may resign at any time by giving written notice of his resignation to the Company. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

<PAGE 8>

                  Section 3.5. Removal of Directors. Any Director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote for the election of such Directors.

                  Section 3.6. Place of Meetings. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

                  Section 3.7. Annual Meeting. At its first meeting after each annual meeting of stockholders, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business. In the event such annual meeting is not held on the same day and at the same place as the annual meeting of stockholders, the annual meeting of the Board of Directors may be held at such other time or place (within or without the State of Delaware) as shall be specified in a notice thereof given as hereinafter provided in Section 3.10 of this Article 3.

                  Section 3.8. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

                  Section 3.9. Special Meetings. Special meetings of the Board of Directors may be called by the chief executive officer or the Board of Directors, acting by a majority of its members.

                  Section 3.10. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 3.10. Such notice shall state the time and place of the meeting, but except as otherwise specifically required by these Bylaws, such notice need not state the purposes of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each Director, addressed to such person at such person's residence or usual place of business, by first class mail, at least two days before the day on which such meeting is to be held, or shall be sent addressed to such person at such place by telegraph, cable, telex, overnight delivery service, telecopier or other similar means, or be delivered to such person personally or be given to such person by telephone or other similar means, at least twenty-four hours before the time at which such meeting is to be held. Notice of any such meeting need not be given to any Director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting, except when such Director shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

<PAGE 9>

                  Section 3.11. Quorum and Manner of Acting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by statute or the Certificate of Incorporation or these Bylaws, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to all of the Directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the Directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The Directors shall act only as a Board and the individual Directors shall have no power as such.

                  Section 3.12. Organization. At each meeting of the Board of Directors, the Chairman, if one shall have been elected, or, in the absence of the Chairman or if one shall not have been elected, the President (or, in his absence, another Director chosen by a majority of the Directors present) shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

                  Section 3.13. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of Directors for services to the Company in any capacity.

                  Section 3.14. Committees. (a) The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the Directors of the Company. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors and may authorize the seal of the Company to be affixed to all papers which require it. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

                  (b) Without limiting the generality of the immediately preceding subsection, the Board of Directors by resolution of a majority of the number of directors fixed by these Bylaws may designate three or more Directors to constitute an executive committee, which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors except to amend the Company's Bylaws. If an executive committee is so designated, it will elect one of its members to be its chairman.

                  Section 3.15. Action by Consent. Unless restricted by the Certificate of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee, as the case may be.

<PAGE 10>

                  Section 3.16. Telephonic Meeting. Unless restricted by the Certificate of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.


                                    ARTICLE 4

                                    OFFICERS

                  Section 4.1. Number and Qualifications. The officers of the Company shall be elected by the Board of Directors and shall include the President, the Secretary and the Treasurer. If the Board of Directors wishes, it may also elect as an officer of the Company a Chairman and may elect other officers as may be necessary or desirable for the business of the Company, including one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. The chief executive officer of the Company may appoint officers of the Company. Any two or more offices may be held by the same person, and no officer except the Chairman need be a Director. Officers need not be stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these Bylaws.

                  Section 4.2. Resignations. Any officer of the Company may resign at any time by giving written notice of his resignation to the Company. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

                  Section 4.3.   Removal.   Any  officer  of  the Company may be
removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

                  Section 4.4. Chairman and President. (a) The Board of Directors, in its discretion, may determine that the Company shall have a Chairman. If the Board of Directors shall so determine, it shall elect a Director as Chairman. The Chairman shall, if present, preside at each meeting of the Board of Directors or the stockholders. The Chairman shall be an officer of the Company; may, in the discretion of the Board of Directors, be the chief executive officer of the Company; and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

                  (b) When the office of Chairman is not filled, or when the Chairman is not the chief executive officer of the Company, the President shall be the chief executive officer of the Company. The President shall, in the absence of the Chairman or if a Chairman shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He shall perform all duties incident to the office of President and such other duties as may from time to time be assigned to him by the Board of Directors.

<PAGE 11>

                  (c) In the event the President shall be the chief executive officer, the Board of Directors may designate an Executive Vice President or Senior Vice President as chief operating officer. In the absence of such designation, the President shall also be the chief operating officer.

                  (d) Except as the Board of Directors may otherwise prescribe by resolution, the chief executive officer shall have general supervision over the business and operations of the Company and may act and execute any instrument for the conduct of such business and operations.

                  Section 4.5. Other Officers. The duties of the other officers shall be those usually related to their offices or those assigned by the Company's chief executive officer, except as otherwise prescribed by statute, the Certificate of Incorporation, these Bylaws or resolution of the Board of Directors.

                  Section 4.6. General. (a) In the absence of the Chairman and President, any officer designated by the Board shall exercise the powers and perform the duties of the chief executive officer or the chief operating officer or both.

                  (b) Except as otherwise determined by resolution of the Board of Directors, the Chairman, President or any Executive Vice President, Senior Vice President or Vice President may execute any instrument for the conduct of the Company's business and operations.

                  Section 4.7. Agents. The chief executive officer or any officer or employee authorized by him may appoint, remove or suspend agents or employees of the Company and may determine their duties and compensation.

                  Section 4.8. Compensation. The compensation of the officers of the Company for their services as such officers shall be fixed from time to time by or pursuant to authority granted by the Board of Directors. An officer of the Company shall not be prevented from receiving compensation by reason of the fact that he is also a Director of the Company.


                                    ARTICLE 5

                      STOCK CERTIFICATES AND THEIR TRANSFER

                  Section 5.1. Stock Certificates. Every holder of stock in the Company shall be entitled to have a certificate signed in the name of the Company by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, certifying the number of shares owned by him in the Company. If the Company shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Company shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Company shall issue to represent such class or series of stock a statement that the Company will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

<PAGE 12>

                  Section 5.2. Facsimile Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                  Section 5.3. Lost Certificates. The appropriate officers of the Company may direct a new certificate or certificates to be issued in place of any certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the appropriate officers of the Company may, in their discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Company a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the Company on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  Section 5.4. Transfers of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its records; provided, however, that the Company shall be entitled to recognize and enforce any lawful restriction on transfer. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the Company for transfer, both the transferor and the transferee request the Company to do so.

                  Section 5.5. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

                  Section 5.6. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with applicable law, the Certificate of Incorporation and these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Company.

                  Section 5.7. Registered Stockholders. The Company shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

<PAGE 13>


                                    ARTICLE 6

                               GENERAL PROVISIONS

                  Section 6.1. Dividends. Subject to the provisions of statute and the Certificate of Incorporation, dividends upon the shares of capital stock of the Company may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of stock of the Company, unless otherwise provided by statute or the Certificate of Incorporation.

                  Section 6.2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company or for such other purpose as the Board of Directors may think conducive to the interests of the Company. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

                  Section 6.3. Seal. The seal of the Company shall be in such form as shall be approved by the Board of Directors.

                  Section 6.4.      Fiscal Year.  The fiscal year of the Company
shall  be the  calendar  year  unless  changed  by   resolution  of the Board of
Directors.

                  Section 6.5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Company shall be signed, endorsed or accepted in the name of the Company by the Treasurer or such other officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

                  Section 6.6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Company to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

                  Section 6.7. Voting of Stock in Other Corporations. Unless otherwise provided by resolution of the Board of Directors, the Chairman or the President, from time to time, may (or may appoint one or more attorneys or agents to) cast the votes which the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose shares or securities may be held by the Company, at meetings of the holders of the shares or other securities of such other corporation. In the event one or more attorneys or agents are appointed, the Chairman or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Company and under its seal or otherwise such written proxies, consents, waivers or other instruments as may be necessary or proper in the circumstances.

<PAGE 14>

                                    ARTICLE 7

                                 INDEMNIFICATION

                  Section 7.1. Right to Indemnification. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, either civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or supervisor or manager of the Company or a constituent corporation absorbed in a consolidation or merger, or while a director, officer or supervisor or manager of the Company is or was serving at the request of the Company or a constituent corporation absorbed in a consolidation or merger, as a director, officer or supervisor or manager of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the corporation to the extent that such person is not otherwise indemnified and to the extent such indemnification is not prohibited by applicable law.

                  Section 7.2. Advance of Expenses. The Company shall pay the expenses incurred by a director, officer or supervisor or manager of the Company who was or is a party or is threatened to be made a party to any action, suit or proceeding, either civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or supervisor or manager of the Company or a constituent corporation absorbed in a consolidation or merger, or while a director, officer or supervisor or manager of the Company is or was serving at the request of the Company or a constituent corporation absorbed in a consolidation or merger, as a director, officer or supervisor or manager of another corporation, partnership, joint venture, trust or other enterprise in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or supervisor or manager to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company.

                  Section 7.3. Procedure for Determining Permissibility. The procedure for determining the permissibility of indemnification under the standards contained in this Article 7 (including the advance of expenses) shall be that set forth in Section 145(d) of the Delaware General Corporation Law, provided that, if there has been a change in control of the Company between the time of the action or failure to act giving rise to the claim for indemnification and such claim, and at the option of the person seeking indemnification, the permissibility of indemnification shall be determined by independent legal counsel selected jointly by the Company and the person seeking indemnification. The reasonable expenses of any director, officer or supervisor or manager in prosecuting a successful claim for indemnification, and the fees and expenses of any special legal counsel engaged to determine permissibility of indemnification, shall be borne by the Company.

<PAGE 15>

                  Section 7.4. Contractual Obligation. The obligations of the Company to indemnify a director, officer or supervisor or manager under this
Article 7, including the duty to advance expenses, shall be considered a contract between the Company and such director, officer or supervisor or manager and no modification or repeal of any provision of this Article 7 shall affect, to the detriment of the director, officer or supervisor or manager, such obligations of the Company in connection with a claim based on any act or failure to act occurring before such modification or repeal.

                  Section 7.5. Indemnification Not Exclusive: Inuring of Benefit. The indemnification and advance of expenses provided by this Article 7 shall not be deemed exclusive of any other right to which one indemnified may be entitled, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of any such person.

                  Section 7.6. Insurance and Other Indemnification. The Board of Directors shall have the power to (i) authorize the Company to purchase and maintain, at the Company's expense, insurance on behalf of the Company and on behalf of others to the extent that power to do so has not been prohibited by applicable law, and (ii) give other indemnification to the extent permitted by law.


                                    ARTICLE 8

                        PROHIBITION OF BANKRUPTCY FILING

                  Westmoreland Coal Company shall not, nor shall it take any action to enable its subsidiary companies Westmoreland Resources, Inc., Westmoreland Energy, Inc., Westmoreland Terminal Company or Westmoreland Coal Sales Company, Inc., to, file a voluntary petition under Title 11 of the US Code or institute an action under any other state or federal liquidation, insolvency or reorganization statute for five years after January 4, 1999.


                                    ARTICLE 9

                                   AMENDMENTS

                  These Bylaws may be amended or repealed at any meeting of the Directors or, subject to applicable law and stockholders' rights thereunder, by the stockholders at any stockholders' meeting if such business is properly brought before the meeting.